SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                  June 30, 1996
                        ---------------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)


Lehman ABS Corporation (as depositor under the Standard Terms for Trust Agreements, dated as of February 28, 1996, as supplemented by a Series Supplement, dated as of February 28, 1996, which together formed the Corporate Bond-Backed Certificates Trust, Series 1996-Wal-Mart, which issued Corporate Bond Backed Certificates, Series 1996-Wal-Mart)


                             LEHMAN ABS CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



          Delaware                       1-11661                 13-3447441
----------------------------        ----------------        -------------------
(State or Other Jurisdiction        (Commission File         (I.R.S. Employer
     of Incorporation)                   Number)            Identification No.)



      Three World Financial Center
            200 Vesey Street
           New York, New York                                     10285
----------------------------------------                        ----------
(Address of Principal Executive Offices)                        (Zip Code)

                                 (212) 526-5594
                         -------------------------------
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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Item 5. OTHER EVENTS

On June 30, 1996, December 31, 1996, June 30, 1997 and December 31, 1997
distributions were made to the Holders of the Corporate Bond Backed Certificates, Series 1996-Wal-Mart (the "Certificate Holders"). Specific information with respect to the distributions is filed as Exhibits 99.1, 99.2,
99.3 and 99.4 hereto.

No other reportable transactions or matters have occurred during the current reporting period.


Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) The following exhibits are filed as part of this report:

    99.1 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending June 30, 1996.

    99.2 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending December 31, 1996.

    99.3 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending June 30, 1997.

    99.4 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending December 31, 1997.

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                                    SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 9, 1998



                                                  THE BANK OF NEW YORK
                                                  AS TRUSTEE, FOR
                                                  CORPORATE BOND-BACKED
                                                  CERTIFICATES TRUST,
                                                  SERIES 1996-WAL-MART




                                                  By:/s/ ENRICO D. REYES
                                                     -------------------
                                                     ENRICO D. REYES
                                                     VICE PRESIDENT


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








                                  EXHIBIT INDEX


Exhibit Number    Description
--------------    -----------

99.1 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending June 30, 1996.

99.2 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending December 31, 1996.

99.3 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending June 30, 1997.

99.4 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending December 31, 1997.

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